                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Richard R. Jaros



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. May do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Thomas J. May



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Stuart E. Graham



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Alfred Fasola do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Alfred Fasola



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    James Q. Crowe



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Michael B.Yanney do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Michael B. Yanney



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Thomas P. O'Neill, III do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Thomas P. O'Neill, III



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Walter Scott, Jr.



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Eugene Roth



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.


                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    David C. McCourt



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Michael A. Adams, do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Michael A. Adams



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Peter S. Brodsky do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Peter S. Brodsky



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, William D. Savoy, do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    William D. Savoy



                  Witness:


                  ______________________

                           SPECIFIC POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Edward S. Harris do make, constitute and appoint Timothy J. Stoklosa, RCN Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

                  1.       I authorize said attorney in fact to specifically
                       execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2001, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

                  2.       All rights, powers and authority of said attorney in
                       fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

                  3.       I give to said attorney in fact full power and
                       authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

                  IN WITNESS WHEREOF, I hereunto set my hand and seal this __ day of ___________, 2002.



                                                    ______________________(SEAL)
                                                    Edward S. Harris



                  Witness:


                  ______________________